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                                                                   EXHIBIT 23(B)

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Stockholders
KinderCare Learning Centers, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG LLP

Atlanta, Georgia
April 8, 1999